EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported) May 13, 2005
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                              Gilman + Ciocia, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     000-22996                11-2587324
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(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

11 Raymond Avenue, Poughkeepsie, New York                               12603
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (845)485-5278
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2005, the Board of Directors of Gilman + Ciocia, Inc. (the "Company") approved a compensation arrangement with Edward Cohen, an independent director of the Company. The terms of the arrangement are set forth on Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1 Arrangement with Edward Cohen

May 18, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gilman + Ciocia, Inc.
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                                                     (Registrant)

Date May 18, 2005
     -------------------------          /s/ Christopher Kelly
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                                        Name:  Christopher Kelly
                                        Title: General Counsel